_________________________________________________________________
                           __________
_________________________________________________________________
                           __________

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549
                         ______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934
                         ______________

 Date of Report (Date of earliest event reported) July 18, 1995


                 J.P. MORGAN & CO. INCORPORATED
     (Exact name of registrant as specified in its charter)


        DELAWARE                1-5885              13-2625764
 (State or other juris-      (Commission          (IRS Employer
       diction of            File Number)      Identification No.)
     incorporation)


        60 WALL STREET, NEW YORK, NEW YORK                  10260-
0060
     (Address of principal executive offices)               (Zip
Code)


    Registrant's telephone number, including area code (212) 483-
                              2323

_________________________________________________________________


        (Former name or former address, if changed since last
                             report)
_________________________________________________________________
                           __________
_________________________________________________________________
                           __________

ITEM 5.  OTHER EVENTS

         On July 18, 1995, the Registrant issued a press release announcing the sale of its local custody and securities clearing
         businesses in Continental Europe. The sale is expected to produce a net gain and to have no material effect on ongoing consolidated results.  The press release is filed herein as Exhibit
99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99.  Copy of press release of J.P. Morgan & Co.

                  Incorporated dated July 18, 1995.

                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)








                         /s/  PATRICIA A. JONES
                        ________________________
                        NAME: PATRICIA A. JONES
                        TITLE: MANAGING DIRECTOR



DATE: July 27, 1995

                          EXHIBIT INDEX


Exhibit 99     -     Press release of J.P. Morgan & Co.
Incorporated
                  dated July 18, 1995